SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 28, 2002

                              WESTVACO CORPORATION
             (Exact name of Registrant as specified in its charter)


           DELAWARE                  1-3013                  13-1466285

          (State of                  (Commission             (IRS Employer
          Incorporation)             File Number)            Identification
                                                             Number)


                    299 PARK AVENUE, NEW YORK, NEW YORK 10171
                    (Address of principal executive offices)


                                  212-688-5000
                          (Registrant's telephone No.)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM V.   OTHER EVENTS

      On January 28, 2002, Westvaco Corporation ("Westvaco") issued a press release announcing that more than 99 percent of shares voted, representing more than 81 percent of all outstanding shares of Westvaco common stock, were cast in favor of a proposed merger of equals with The Mead Corporation, surpassing the 50 percent vote required for approval. The votes were counted during a special meeting of shareholders held on January 28, 2002 in Stamford, Connecticut.

      A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the exhibit.

ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits:

             99.1  Press release issued by Westvaco Corporation on January 28,
                   2002


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WESTVACO CORPORATION
                                          (Registrant)


Date:  January 29, 2002                   By: /s/ John W. Hetherington
                                             ------------------------------
                                          Name:  John W. Hetherington
                                          Title: Secretary and Assistant General
                                                 Counsel


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EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release issued by Westvaco Corporation on January 28,
                  2002